UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2015 (April 17, 2015)
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA  91803
Address of principal executive offices, including zip code

(626) 293-3400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                      Other Events.

On April 17, 2015, EMCORE Corporation (the “Company”) received payment from NeoPhotonics Corporation (“NeoPhotonics”) in the amount of $15,707,437.25 in settlement of the promissory note (the “Promissory Note”) delivered by NeoPhotonics to the Company in connection with the Company’s sale of certain assets of the Company’s former telecommunications business to NeoPhotonics (the “Telecom Assets Sale”) on January 2, 2015. The payment represents payment in full of the principal amount of the Promissory Note (after giving effect to certain adjustments to the purchase price for the Telecom Assets Sale) and interest thereon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: April 20, 2015	By: /s/ Mark B. Weinswig Name: Mark B. Weinswig Title: Chief Financial Officer